UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2007
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50180	98-0365605
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Suite 1410 – 800 West Pender Street
Vancouver, British Columbia Canada	V6C 2V6
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (604) 689-1659

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
__________

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02        Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Amendments to Compensatory Arrangements of Certain Officers

Amendment to Consulting Agreement with Ubex Capital Inc. (“Ubex”)

On May 29, 2007, Uranerz Energy Corporation (the “Company”) and Ubex entered into an amendment (the “Ubex Amendment”) to a Consulting Agreement dated July 1, 2005. Ubex is wholly owned by Dennis Higgs, the Company’s Chairman, and is the private holding company through which Mr. Higgs is paid a management fee for his services to the Company. The Ubex Amendment increased the monthly consulting fee payable from CDN$10,000 to CDN$12,500 effective as of January 1, 2007.

The foregoing description of the Ubex Amendment is summary in nature, and is qualified in its entirety by reference to the Ubex Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to Consulting Agreement with Catchpole Enterprises Inc. (“Catchpole”)

On May 29, 2007, the Company and Catchpole entered into an amendment (the “Catchpole Amendment”) to a Consulting Agreement dated March 1, 2005. Catchpole is wholly owned by Glenn and Judy Catchpole. Glenn Catchpole is the Company’s President and Chief Executive Officer. Catchpole is the private holding company through which Mr. Catchpole is paid a management fee for his services to the Company. The Catchpole Amendment increased the monthly consulting fee payable from US$8,000 to US$10,020 effective as of January 1, 2007.

The foregoing description of the Catchpole Amendment is summary in nature, and is qualified in its entirety by reference to the Catchpole Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendment to Office and Administration Services Agreement with Senate Capital Group Inc. (“Senate”)

On May 29, 2007, the Company and Senate entered into an amendment (the “Senate Amendment”) to an Office and Administration Services Agreement dated September 1, 2005. Senate is wholly owned by Dennis Higgs, the Company’s Chairman, and is a private venture capital company which provides management consulting and investor relations services. Senate provides office and administration services to the Company, including providing office space and meeting facilities, record keeping services, coordinating regulatory matters and general corporate and administrative services as needed. The Senate Amendment increased the monthly fee payable for such services from CDN$11,500 to CDN$15,500 effective as of January 1, 2007. The monthly fee payable to Senate is intended to reflect Senate’s costs for providing office and administrative services and is not intended to be compensatory to Mr. Higgs.

The foregoing description of the Senate Amendment is summary in nature, and is qualified in its entirety by reference to the Senate Amendment, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits.

Exhibit
Number	Description of Exhibit

10.1	Amendment Agreement #1 dated for reference January 1, 2007 between Uranerz Energy Corporation and Ubex Capital Inc.

10.2	Amendment Agreement #1 dated for reference January 1, 2007 between Uranerz Energy Corporation and Catchpole Enterprises Inc.

10.3	Amendment Agreement #1 dated for reference January 1, 2007 between Uranerz Energy Corporation and Senate Capital Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

Date: May 31, 2007.	By:	/s/ Dennis Higgs
Dennis L. Higgs
Chairman